Supplement to

CALVERT SOCIAL INVESTMENT FUND

Equity Portfolio

Prospectus (Class A, Class B, Class C and Class Y) dated January 31, 2009

  Prospectus (Class I) dated January 31, 2009

Date of Supplement: March 27, 2009

Under “Advisor, Subadvisors and Portfolio Managers – CSIF Equity” in the Prospectus (page 109 of Class A, Class B, Class C and Class Y; page 89 of Class I), delete the information relating to Marilyn R. Irvin, CFA, in the portfolio manager chart for Atlanta Capital.  In the same portfolio manager chart, below the information provided for William R. Hackney III, CFA, add the following information:

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team
Paul J. Marshall, CFA	Vice President, Principal and Portfolio Manager	Since 2000	Director of Research, Atlanta Capital Mr. Marshall became a Portfolio Manager for this Fund in March 2009.	Portfolio Manager